Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Life Insurance Corp. Separate Account LLVL

("Separate Account")

Supplement to:

Ameritas Advisor VUL®

Prospectus Dated May 1, 2015

Supplement Dated June 1, 2015

Effective July 1, 2015, the current Premium Charge is 2%.

The Transaction Charges table is deleted and replaced with the following:

TRANSACTION CHARGES	When Deducted	Guaranteed	Current
		Maximum
PREMIUM CHARGE	When each premium is paid.	5%	2%
Calculated as a percentage of each Premium payment.
(This charge partially offsets state and local taxes. State premium tax rates range from 0.5% to 3.5% of premium paid. See the CHARGES EXPLAINED Section for more information.)
PARTIAL WITHDRAWAL CHARGE	Upon each withdrawal.	$50	$0
TRANSFER CHARGES (per transfer)	First 15 transfers per year:	$0	$0
	Each additional transfer:	$10	$0

All other provisions of your Policy remain as stated in your Policy and prospectus.

Please retain this Supplement with the current prospectus for your variable Policy issued by

Ameritas Life Insurance Corp.

If you do not have a current prospectus, please contact Ameritas Life at 800-255-9678.

PF 668 05-15